UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

Hallador Energy Company

(Exact name of registrant as specified in its charter)

Colorado	001-34743	84-1014610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1183 East Canvasback Drive, Terre Haute, Indiana 47802
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (812) 299-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	HNRG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2025, the shareholders of Hallador Energy Company  (the “Company”) approved the Hallador Energy Company Second Amended and Restated 2008 Restricted Stock Unit Plan (the “Plan”) at the Company’s annual meeting of shareholders (the “2025 Annual Meeting”). The Company’s shareholders approved the Plan in accordance with the voting results set forth below under Item 5.07. The Plan was previously adopted by the Company’s Board of Directors, subject to shareholder approval.

The Plan (i) increases the number of shares available for issuance under the RSU Plan by 2,000,000 shares, and (ii) extends the term of the RSU Plan until May 29, 2035. The material terms of the Plan were described in the Company’s definitive Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 17,2025, under the caption “Proposal 3 – Proposal to Approve the Hallador Energy Company Second Amended and Restated 2008 Restricted Stock Unit Plan”. The Plan authorizes the grants of stock-based awards in the form of RSUs to eligible participants, in furtherance of the Company’s broader executive compensation strategy and philosophy, as more fully described in the Proxy Statement.

The above description of the Plan does not purport to be complete and is qualified in its entirety by the full text of the Plan, set forth in Exhibit 10.1, and incorporated herein by reference.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On May 29, 2025, the Company held its 2025 Annual Meeting in Lone Tree, Colorado. There was a total of 34,782,299 shares present at the meeting in person or by proxy, representing 80.93% of the total outstanding shares eligible to vote. The results for each of the matters submitted to a vote of shareholders at the annual meeting are set forth below:

Proposal 1 - Election of Directors

The following individuals were elected to serve as directors until the 2026 Annual Meeting of Shareholders

Nominee	For	Votes “Against”	Abstentions or Votes Withheld
Brent K. Bilsland	26,922,970	791,896	19,970
Zarrell Gray	23,738,867	3,949,566	46,403
David C. Hardie	22,570,159	5,118,374	46,303
Bryan H. Lawrence	24,479,295	3,235,518	20,023
David J. Lubar	24,186,539	3,528,274	20,023
Charles R. Wesley, IV	23,550,090	4,138,343	46,403

Proposal 2 - Advisory (non-binding) Vote on Executive Compensation

The shareholders approved a proposed resolution approving the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC.

Votes “For”	Votes “Against”	Abstentions or Votes Withheld
22,045,261	5,289,818	399,757

Proposal 3 - Approval of the Hallador Energy Company Second Amended and Restated 2008 Restricted Stock Unit Plan

The shareholders approved the Hallador Energy Company Second Amended and Restated 2008 Restricted Stock Unit Plan.

Votes “For”	Votes “Against”	Abstentions or Votes Withheld
26,012,497	1,215,126	507,213

Proposal 4 - Ratification of the Appointment of Independent Auditors

The shareholders ratified the appointment of Grant Thorton to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes “For”	Votes “Against”	Abstentions or Votes Withheld
34,412,811	258,158	111,330

Item 9.01 – Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Document Name
10.1

Hallador Energy Company Second Amended and Restated 2008 Restricted Stock Unit Plan (incorporated by reference to Appendix A of the Proxy Statement filed with the Securities and Exchange Commission on April 17, 2025)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 2, 2025	By:	/s/ MARJORIE HARGRAVE
Marjorie Hargrave CFO